Annual Report

December 31, 2001

T. Rowe Price
Blue Chip Growth Portfolio

Dear Investor

The tragedy of September 11, a recession, and a correcting stock market created significant challenges in restoring consumer and investor confidence and corporate profit growth. Fortunately, calm but determined effort by the government, the military, citizens, and investors showcased the resiliency of the U.S. and laid the groundwork for a potential economic and market recovery. Your portfolio could not avoid losses during the past year but showed strong relative performance, particularly in the challenging second half.

  Performance Comparison

  Periods Ended 12/31/01                           6 Months            12 Months
--------------------------------------------------------------------------------

  Blue Chip Growth Portfolio                         -4.64%              -13.80%

  S&P 500 Stock Index                                -5.56               -11.89

  Lipper Variable Annuity
  Large-Cap Growth Funds
  Average                                            -9.07               -21.88

  The fund posted a modest six-month decline and a sharper loss for the full year. Although any losses are disappointing, the results were significantly better than those of the Lipper peer group average. Our growth at a reasonable price philosophy shielded the portfolio from stocks that suffered the steepest downdrafts during the period.


MARKET ENVIRONMENT

  The year 2001 was one of dubious achievements, as all major equity indexes (the Dow, the S&P 500, and the Nasdaq) posted annual losses for the second year in a row, and the economy slipped into recession for the first time in 10 years. Though the year had a difficult start, as corporations struggled to work through excess capacity and reduced capital spending, the events of September 11 tipped the scales from weakness to recession. In their wake, consumer spending decelerated, unemployment rose to 5.8%, and GDP shrank at an annualized rate of 1.3% in the third quarter.

  The Federal Reserve responded by reducing short-term rates to their lowest levels in 40 years. These actions were helpful - as the year came to a close, economists began to see evidence that the recession could be shallow, and markets rallied. Nonetheless, stock losses were severe in 2001. As in 2000, growth stocks underperformed value, with technology, telecommunications, and biotech suffering the most. However, these losses were significantly pared by a fourth-quarter rebound that lifted major indexes about 20% above their September 21 lows. Bellwether technology stocks, such as Microsoft and Cisco Systems, were the primary beneficiaries.

  In health care, stocks of pharmaceutical companies were mostly lower, but a few well-positioned firms, such as Johnson & Johnson, bucked the trend. Biotechnology stocks declined but finished the period well above their late-September lows. Financials corrected, but proved resilient considering the environment. Brokerages and asset managers were directly affected by market losses and announced broad job cuts. Insurers were also hurt by claims following September 11. Nonetheless, the prospects of an improving stock market, higher premiums in the insurance area, and lower interest rates helped financial stocks later in the year.


PORTFOLIO REVIEW

  Despite a slowly recovering economy and a favorable inflation and interest rate outlook, the outlook for corporate earnings is highly uncertain. Accordingly, we have been paying special attention to earnings prospects. We have substantial investments in technology, media, retailing, and other areas that should benefit from a recovering economy. However, many companies generating predictable, sustained earnings growth performed reasonably well, remain attractively valued, and could be poised for additional gains.

  One of the standout areas for the portfolio was data processing. First Data, a long-time holding and the top processor of credit card transactions and Western Union money transfers, was our largest contributor. Concord EFS, which processes debit card and automatic teller transactions, generated very strong revenue and earnings growth and was our fourth-largest contributor in the second half. Automatic Data Processing, the payroll processing company, performed well and has the longest streak of consecutive annual earnings increases in the S&P 500, at approximately 40 years.


Sector Diversification
                                                      12/31/01
--------------------------------------------------------------------------------
Consumer                                                   17%

Industrials and Business Services                          13

Energy and Utilities                                        5

Health Care                                                22

Financials                                                 24

Information Technology                                     14

Telecommunication Services                                  2

Reserves                                                    3

Total                                                     100%

  Health care stocks were inconsistent as investors rotated to more cyclical issues. Pharmaceuticals struggled as patent expirations and a lack of new drug approvals damaged earnings growth prospects. However, careful analysis guided us to several strong performers, particularly in the past six months. Growth in its pharmaceutical business and FDA approval for a drug-coated stent in its medical device segment helped make Johnson & Johnson our third-best contributor to second-half performance. UnitedHealth and Wellpoint Health Networks, both leading HMOs, continued to excel. Abbott Laboratories, a leader in diagnostics, possesses one of the best long-term growth records in the S&P
  500. We noted significant purchases in our last report, and the position produced steady gains. However, the sector also yielded disappointments. Pfizer, our second-largest holding, was mediocre as investors worried that its growth would slow. However, Pfizer will spend over $5 billion in research and development this year, and its current and projected earnings growth still leads most pharmaceutical companies. We are maintaining our exposure to the stock.

  There were few gains in technology and telecommunications stocks, but being highly selective early in the year helped. For example, Maxim Integrated Products, a major producer of specialized analog integrated circuits, was a solid performer. The company has maintained its superior level of profitability despite weakness in many end markets, and we believe it is poised to resume strong growth sooner than most rivals. After a poor first half, Vodafone, the largest global wireless service provider, produced solid second-half gains. The company has dominant share in many European markets and also participates in the U.S. through its joint venture with Verizon. Gains were also generated in the personal computer area, notably by Intel and Dell Computer, despite nagging concerns about subpar growth.

  Other winners came from varied sectors. Highlights included discount retailers Wal-Mart, Target, and Best Buy, which continued to gain market share. Manufacturer Tyco International often generates controversy - many question its aggressive acquisitions strategy - but the firm has maintained its profitability better than most industrial firms because it owns solid businesses. It also generates strong cash flow and is positioned to grow in 2002 and beyond. Danaher, another manufacturer, probably generates more free cash flow as a percentage of earnings than any company we own and has just made two acquisitions that we believe will be very accretive to earnings. Financial winners included trust banks, such as State Street and Northern Trust, and also leading insurance broker Marsh & McLennan. Consumer bellwethers PepsiCo and Harley-Davidson also performed well.

  We generally avoided big losses by not having large bets on companies where fundamentals disappointed. In keeping with this, we had no exposure to Enron, which had one of the largest and fastest collapses in corporate history. Unfortunately, there were exceptions. AOL Time Warner was our largest second-half loser. Harry Potter and The Lord of the Rings were huge box office winners, and the company has managed expenses well, but a sharp decline in advertising hurt more than expected. Perhaps more important, the company set growth goals that were too aggressive, setting the stage for disappointment. We have concerns surrounding AOL's efforts to grow membership and increase prices, but the company has reduced its growth targets for 2002, and we have confidence in the management team. Also, the stock trades at a multiple of cash earnings representing only a moderate premium to the market. We will probably maintain this investment but wait for certain guideposts of improving fundamental performance before adding to it meaningfully.

  GE was our second largest loser in the second half of 2001. Concerns about GE's jet engine and insurance businesses hurt the company after September 11. Severe stress in the power production area (partially driven by Enron's debacle) raised fears that GE's power turbine business would suffer. We share some of these concerns and reduced our position modestly. However, we recently met with Jeff Immelt, the new CEO, and think he will be a solid leader. We also believe the company has exceptional financial strength and reasonable prospects for double-digit growth. While not cheap, GE is reasonably valued if our projections are correct. We will continue to hold a significant position in the company.

  Other major second-half losers included technology leaders Microsoft and VeriSign, which produced solid gains for your fund in prior periods and remain positioned to grow earnings rapidly. Viacom and Clear Channel Communications were hurt by the sharp decline in advertising that stymied most media companies. However, unlike AOL, both companies were quick to warn investors of challenges in the environment, and they preserved profitability reasonably well through careful expense management. Both stocks have rebounded sharply from their September lows.


STRATEGY

  We continued to focus on maintaining positions in core holdings as long as the fundamentals remained strong and the valuations were reasonable. Additions to existing holdings, such as Tyco, Maxim, and Microsoft, were significant enough to be included in the 10-largest purchases for the past six months.

  However, we did establish three new positions. Affiliated Computer Services dominates its niche, business process outsourcing. The company processes paper-intensive functions, including food stamps and student loans, for governments and corporations. It has never missed an earnings projection since coming public in 1994, is an excellent cash generator, and continues to win major long-term contracts. The stock has performed very well since purchase.

  Apollo is a leader in post-secondary education services. With major online and campus-based college offerings, Apollo helps working people (and others who want convenience and service) gain degrees in various disciplines. Post-secondary education is a growth area, and Apollo is generally regarded as the best positioned company in the sector.

  AmerisourceBergen is a top pharmaceutical distribution firm. While pharmaceuticals have struggled with slowing earnings from patented drugs, the distributors have begun to reap profits on sales of generics. The industry faces some challenges, but we believe that the three major participants (Amerisource, Cardinal Health, and McKesson HBOC) will produce strong earnings growth. We also have a position in Cardinal Health, which has the longest and most consistent growth record of any of these companies.

  Major sales were driven by deteriorating fundamentals or the belief that other companies in the sector were better positioned. For example, credit card lender Providian Financial was eliminated after a sharp decline in credit quality. Fortunately, we noticed problems relatively early and sold the stock at prices substantially above current levels.
  Royal Dutch Petroleum and BP were eliminated because of our concern that falling energy prices might hurt their profitability, but also because other energy (and nonenergy) stocks had better upside potential. Our modest position in Honeywell International was eliminated after September 11 because one of our analysts believed its aerospace businesses would struggle. We shared his view, and we felt there were other industrial companies better positioned to show sustained growth.


OUTLOOK

  Though economic prediction is fraught with difficulty, we are mindful that the strength of the expected economic recovery will be important for stock performance. History tells us that Fed efforts and other stimulus actions should produce a strong recovery. However, we are not betting the farm on a robust economic rebound. The pace of the recovery may be disappointing in some sectors, and by most historical measures, stocks still carry high valuations, even after recent declines. Consequently, we intend to maintain a diversified portfolio of growth companies that we think will perform well in most environments.

  As always, we believe that sound investing must be driven by fundamental analysis of earnings prospects and valuation. Considering these factors, we believe the outlook is positive:

o Inflation and interest rates are very low - a favorable backdrop for valuations.

o Earnings growth remains strong at many high-quality U.S. companies, and the valuations of selected companies are reasonable.

o Our favored companies tend to have top-notch management with sound business models that have improved the durability and predictability of earnings.

o    Many   of   our   holdings    generate    significant   free   cash   flow.
     Shareholder-oriented management can be trusted to use this cash to repurchase shares or make acquisitions in difficult environments.

  We believe that corporate earnings at certain companies may prove to be more favorable than perceived by many. We are striving to opportunistically invest your hard-earned money in such companies at reasonable valuations. We appreciate your continued support in this endeavor.

  Respectfully submitted,

  Larry J. Puglia
  President and chairman of the Investment Advisory Committee

  January 19, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------
Citigroup                                                         4.2%

Pfizer                                                            3.9

Freddie Mac                                                       3.4

Microsoft                                                         3.0

GE                                                                2.8

First Data                                                        2.4

UnitedHealth                                                      2.3

Tyco International                                                2.2

American Home Products                                            2.1

Johnson & Johnson                                                 2.0

AOL Time Warner                                                   1.9

Viacom                                                            1.8

AIG                                                               1.7

ExxonMobil                                                        1.7

Vodafone                                                          1.6

Concord EFS                                                       1.5

Fannie Mae                                                        1.5

Wellpoint Health Networks                                         1.4

Home Depot                                                        1.4

PepsiCo                                                           1.3

Marsh & McLennan                                                  1.2

Abbott Laboratories                                               1.2

ChevronTexaco                                                     1.2

Omnicom                                                           1.2

Cisco Systems                                                     1.2

Total                                                            50.1%
--------------------------------------------------------------------------------

Note: Table excludes reserves.



Portfolio Highlights

Major Portfolio Changes

Listed in descending order of size
Six Months Ended 12/31/01


TEN LARGEST PURCHASES
-------------------------------

Tyco International
Microsoft
Citigroup
AIG
Pfizer
AOL Time Warner
Freddie Mac
Cendant
Vodafone
Maxim Integrated Products


TEN LARGEST SALES
-------------------------------

Kroger
Philip Morris
Providian Financial*
Pharmacia
Royal Dutch Petroleum*
BP*
Safeway
Sprint PCS
Amerada Hess
Honeywell International*
-------------------------------

*Position eliminated.



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Blue Chip Stock Portfolio

                                                                Lipper Variable
                    S&P 500                Blue Chip           Large-Cap Growth
                Stock Index         Growth Portfolio              Funds Average

12/31/00             10,000                   10,000                     10,000
12/31/01              8,811                    8,620                      7,812



Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Blue Chip Growth Portfolio
Periods Ended 12/31/01


                      Since                              Inception
1 Year            Inception                                   Date
--------------------------------------------------------------------------------

-13.80%             -13.73%                               12/29/00

Investment return and principal value represent past performance and will vary. Fund may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.



Financial Highlights
T. Rowe Price Blue Chip Growth Portfolio


                      For a share outstanding throughout the period
                     ----------------------------------------------

                                                             12/29/00
                                                              Through
                                                             12/31/01

NET ASSET VALUE
Beginning of period                                        $    10.00

Investment activities

  Net investment income (loss)                                   0.01

  Net realized and
  unrealized gain (loss)                                        (1.39)

  Total from
  investment activities                                         (1.38)


Distributions
  Net investment income                                         (0.01)


NET ASSET VALUE
End of period                                              $     8.61
                                                           ----------


Ratios/Supplemental Data

Total return(diamond)                                          (13.73)%

Ratio of total expenses
to average net assets                                            0.85%

Ratio of net investment
income (loss) to average
net assets                                                       0.14%

Portfolio turnover rate                                          42.2%

Net assets, end of period
(in thousands)                                             $    6,030


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2001

                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

COMMON STOCKS 97.0%

CONSUMER DISCRETIONARY 12.3%

Automobiles 0.4%

Harley-Davidson                                        400      $            22

                                                                             22


Media 8.0%

AOL Time Warner *                                    3,600                  116

Clear Channel Communications *                       1,300                   66

Comcast (Class A Special) *                          1,050                   38

Liberty Media (Series A) *                           2,380                   33

McGraw-Hill                                            450                   27

Omnicom                                                790                   71

TMP Worldwide *                                        500                   21

Viacom (Class B) *                                   2,451                  108

                                                                            480


Multiline Retail 2.2%

Target                                               1,670                   68

Wal-Mart                                             1,160                   67

                                                                            135


Specialty Retail 1.7%

Best Buy *                                             300                   22

Home Depot                                           1,600                   82

                                                                            104

Total Consumer Discretionary                                                741


CONSUMER STAPLES 4.9%

Beverages 2.3%

Coca-Cola                                            1,250                   59

PepsiCo                                              1,610                   78

                                                                            137


Food & Drug Retailing 1.0%

Kroger *                                               330                    7

Safeway *                                              900                   37

Walgreen                                               500                   17

                                                                             61


Food Products 0.1%

Hershey Foods                                          100                    7

                                                                              7

Household Products 0.4%

Colgate-Palmolive                                      400      $            23

                                                                             23


Tobacco 1.1%

Philip Morris                                        1,450                   67

                                                                             67

Total Consumer Staples                                                      295


ENERGY 4.8%

Energy Equipment & Services 1.8%

Baker Hughes                                         1,570                   57

BJ Services *                                        1,040                   34

Smith *                                                300                   16

                                                                            107


Oil & Gas 3.0%

Amerada Hess                                           150                    9

ChevronTexaco                                          800                   72

Exxon Mobil                                          2,560                  101

                                                                            182

Total Energy                                                                289



FINANCIALS 23.2%

Banks 4.6%

Bank of America                                        700                   44

Bank of New York                                       900                   37

Fifth Third Bancorp                                  1,000                   61

Mellon Financial                                     1,690                   64

Northern Trust                                         400                   24

Wells Fargo                                          1,040                   45

                                                                            275


Diversified Financials 12.9%

American Express                                       280                   10

Capital One Financial                                  520                   28

Charles Schwab                                       1,030                   16

Citigroup                                            5,030                  254

Fannie Mae                                           1,100                   87

Franklin Resources                                     200                    7

Freddie Mac                                          3,170                  207

Goldman Sachs                                          300                   28

Merrill Lynch                                          400                   21

Morgan Stanley Dean Witter                             920                   52

State Street                                         1,300                   68

                                                                            778

Insurance 5.7%

ACE                                                  1,610      $            65

AIG                                                  1,310                  104

Hartford Financial Services                            700                   44

Marsh & McLennan                                       700                   75

Progressive                                            260                   39

XL Capital (Class A)                                   200                   18

                                                                            345

Total Financials                                                          1,398


HEALTH CARE 21.8%

Biotechnology 2.1%

Amgen *                                                700                   40

Genentech *                                            360                   20

IDEC Pharmaceuticals *                                 280                   19

MedImmune *                                          1,000                   46

                                                                            125


Health Care Equipment & Supplies 2.1%

Baxter                                               1,100                   59

Guidant *                                              500                   25

Medtronic                                              240                   12

Waters Corporation *                                   900                   35

                                                                            131


Health Care Providers & Services 5.7%

AmerisourceBergen                                      400                   25

Cardinal Health                                        325                   21

HCA-Healthcare                                         800                   31

Laboratory Corporation of America *                    380                   31

Tenet Healthcare *                                     200                   12

UnitedHealth                                         2,000                  141

Wellpoint Health Networks
(Class A) *                                            700                   82

                                                                            343


Pharmaceuticals 11.9%

Abbott Laboratories                                  1,300                   72

Allergan                                               600                   45

American Home Products                               2,100                  129

Biovail *                                              300                   17

Eli Lilly                                              100                    8

Forest Laboratories *                                  300                   25

Johnson & Johnson                                    2,000                  118

King Pharmaceuticals *                                 600                   25

Pfizer                                               5,830      $           232

Pharmacia                                              270                   12

Schering-Plough                                        990                   35

                                                                            718

Total Health Care                                                         1,317


INDUSTRIALS & BUSINESS SERVICES 12.9%

Commercial Services & Supplies 7.1%

Apollo (Class A) *                                     700                   31

Automatic Data Processing                              980                   58

Cendant *                                            3,000                   59

Concord EFS *                                        2,800                   92

Convergys *                                            300                   11

First Data                                           1,840                  144

Paychex                                                200                    7

Waste Management                                       800                   26

                                                                            428


Industrial Conglomerates 5.0%

GE                                                   4,270                  171

Tyco International                                   2,230                  132

                                                                            303


Machinery 0.8%

Danaher                                                750                   45

                                                                             45

Total Industrials & Business Services                                       776


INFORMATION TECHNOLOGY 13.5%

Communications Equipment 2.4%

Brocade Communications Systems *                       110                    4

Cisco Systems *                                      3,850                   70

Nokia ADR                                            1,970                   48

QUALCOMM *                                             400                   20

                                                                            142


Computers & Peripherals 0.8%

Dell Computer *                                      1,030                   28

IBM                                                    100                   12

Sun Microsystems *                                     610                    8

                                                                             48

Electronic Equipment & Instruments 1.2%

Flextronics *                                        2,870                   69

Symbol Technologies                                    100                    1

                                                                             70

Internet Software & Services 0.7%

VeriSign *                                           1,100      $            42

                                                                             42


IT Consulting & Services 1.0%

Affiliated Computer Services
(Class A) *                                            300                   32

Electronic Data Systems                                400                   27

                                                                             59


Semiconductor Equipment & Products 3.4%

Altera *                                               500                   11

Analog Devices *                                       900                   40

Applied Materials *                                    460                   18

Intel                                                1,300                   41

KLA-Tencor *                                           100                    5

Maxim Integrated Products *                          1,300                   68

QLogic *                                               300                   13

Texas Instruments                                      200                    6

Xilinx *                                               140                    6

                                                                            208


Software 4.0%

Adobe Systems                                          200                    6

Amdocs *                                               100                    3

Electronic Arts *                                      100                    6

Microsoft *                                          2,710                  180

Oracle *                                               690                   10

Siebel Systems *                                       570                   16

VERITAS Software *                                     500                   22

                                                                            243

Total Information Technology                                                812


TELECOMMUNICATION SERVICES 2.5%

Diversified Telecommunication Services 0.1%

WorldCom *                                             300                    4

                                                                              4

Wireless Telecommunication Services 2.4%

Sprint PCS *                                         2,000                   49

Vodafone ADR                                         3,830                   98

                                                                            147

Total Telecommunication Services                                            151

UTILITIES 0.4%

Gas Utilities 0.4%

El Paso                                                600      $            27

Total Utilities                                                              27

Other Miscellaneous Common Stocks 0.7%                                       44

Total Common Stocks (Cost $5,828)                                         5,850

Short-Term Investments 1.8%

Money Market Fund 1.8%

T. Rowe Price Reserve Investment
Fund, 2.43% #                                      107,574                  108

Total Short-Term Investments
(Cost $108)                                                                 108

Total Investments in Securities
98.8% of Net Assets (Cost $5,936)                               $         5,958

Other Assets Less Liabilities                                                72

NET ASSETS                                                      $         6,030
                                                                ---------------


Net Assets Consist of:

Undistributed net
realized gain (loss)                                            $          (505)

Net unrealized gain (loss)                                                   22

Paid-in-capital applicable to
700,102 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                    6,513

NET ASSETS                                                      $         6,030
                                                                ---------------


NET ASSET VALUE PER SHARE                                       $          8.61
                                                                ---------------


  #  Seven-day yield

  *  Non-income producing

ADR  American Depository Receipts


The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Blue Chip Growth Portfolio
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Dividend                                                 $       40

  Interest                                                          6

  Total income                                                     46

  Expenses

  Investment management and administrative                         40

  Net investment income (loss)                                      6

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                           (505)

Change in net unrealized gain (loss) on securities                 22

Net realized and unrealized gain (loss)                          (483)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $     (477)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Blue Chip Growth Portfolio
In thousands

                                                             12/29/00
                                                              Through
                                                             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                             $        6

  Net realized gain (loss)                                       (505)

  Change in net unrealized gain (loss)                             22

  Increase (decrease) in net assets from operations              (477)


Distributions to shareholders

  Net investment income                                            (6)


Capital share transactions *

  Shares sold                                                   7,574

  Distributions reinvested                                          7

  Shares redeemed                                              (1,068)

  Increase (decrease) in net assets
  from capital share transactions                               6,513


Net Assets

Increase (decrease) during period                               6,030

Beginning of period                                                --

End of period                                              $    6,030
                                                           ----------


*Share information

  Shares sold                                                     826

  Distributions reinvested                                          1

  Shares redeemed                                                (127)

  Increase (decrease) in shares outstanding                       700


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Blue Chip Growth Portfolio
December 31, 2001


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Blue Chip Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 2000. The fund seeks to provide long-term capital growth; income is a secondary objective.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $8,247,000 and $1,913,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 totaled $6,000 and were characterized as ordinary income. The tax-basis components of net assets at December 31, 2001 were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $  354,000

Unrealized depreciation                                      (385,000)

Net unrealized appreciation (depreciation)                    (31,000)

Capital loss carryforwards                                   (452,000)

Distributable earnings                                       (483,000)

Paid-in capital                                             6,513,000

Net assets                                                 $6,030,000


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $53,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund has $452,000 of capital loss carryforwards that expire in 2009.

At December 31, 2001, the cost of investments for federal income tax purposes was $5,989,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $22,000 was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $5,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Blue Chip Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Blue Chip Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Blue Chip Growth Portfolio


Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $6,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Blue Chip Growth Portfolio


ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Blue Chip Growth Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:                                               55,803,532.057
Withhold:                                                   1,339,603.458

Total:                                                     57,143,135.515

John H. Laporte
Affirmative:                                               55,810,541.169
Withhold:                                                   1,332,594.346

Total:                                                     57,143,135.515

Calvin W. Burnett
Affirmative:                                               55,659,905.332
Withhold:                                                   1,483,230.183

Total:                                                     57,143,135.515

Anthony W. Deering
Affirmative:                                               55,788,993.176
Withhold:                                                   1,354,142.339

Total:                                                     57,143,135.515

Donald W. Dick, Jr.
Affirmative:                                               55,817,878.128
Withhold:                                                   1,325,257.387

Total:                                                     57,143,135.515

David K. Fagin
Affirmative:                                               55,794,498.135
Withhold:                                                   1,348,637.380

Total:                                                     57,143,135.515

F. Pierce Linaweaver
Affirmative:                                               55,772,705.044
Withhold:                                                   1,370,430.471

Total:                                                     57,143,135.515

Hanne M. Merriman
Affirmative:                                               55,778,160.590
Withhold:                                                   1,364,974.925

Total:                                                     57,143,135.515

John G. Schreiber
Affirmative:                                               55,792,076.709
Withhold:                                                   1,351,058.806

Total:                                                     57,143,135.515

Hubert D. Vos
Affirmative:                                               55,692,022.493
Withhold:                                                   1,451,113.022

Total:                                                     57,143,135.515

Paul M. Wythes
Affirmative:                                               55,702,534.019
Withhold:                                                   1,440,601.496

Total:                                                     57,143,135.515

James S. Riepe
Affirmative:                                               55,791,955.722
Withhold:                                                   1,351,179.793

Total:                                                     57,143,135.515



T. Rowe Price Blue Chip Growth Portfolio

--------------------------------------------------------------------------------
Independent Directors
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1994        EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and management
                                      advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1994        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources, Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 2001     Centaur                     Residential
100 East                              Capital                     Properties
Pratt                                 Partners,                   Trust, Host
Street                                Inc., a                     Marriott
10/21/46                              real estate                 Corporation,
                                      investment                  and The Rouse
                                      company;                    Company,
                                      Senior                      real estate
                                      Advisor                     developers
                                      and Partner,
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1994        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1994        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
* Each director serves until election of a successor.




Independent Directors (continued)
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John H.      Director     Elected     Managing         15         Not
Laporte                   1994        Director,                   Applicable
100 East                              T. Rowe
Pratt                                 Price;
Street                                Managing
7/26/45                               Director
                                      and Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services,
                                      Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price  Services,
                                      Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President
                                      and Trust
                                      Officer,
                                      T. Rowe
                                      Price
                                      Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
* Each director serves until election of a successor.